SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  April 10, 2000
                                                      (March 15, 2000)



                       New York Bagel Enterprises, Inc.
          (Exact name of Registrant as specified in its charter)

                                   0-21205
                          (Commission file number)


Kansas                                                            73-1369185
(State or other jurisdiction of
incorporation or organization)          (I.R.S. Employer Identification No.)




                              115 East 8th Street
                           Stillwater, Oklahoma 74074
           (Address of principal executive offices, including zip code)



                                  405-624-3700
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On March 15, 2000, New York Bagel Enterprises, Inc., filed the first monthly report with the United States Bankruptcy Court for the District of Kansas concerning the fiscal-month period ended February 23, 2000. The monthly report filed with the Bankruptcy Court will be filed as an exhibit.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99. Monthly Report for the period ended February 23, 2000 filed on March 15, 2000 with the United States Bankruptcy Court for the District of Kansas.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   NEW YORK BAGEL ENTERPRISES, INC.

                                   /s/Richard Randall Webb
                                   __________________________________________
                                   Richard Randall Webb
                                   Chief Financial Officer, Treasurer
                                   and Secretary


Dated:  March 30, 2000